WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE BASED ON AN OPINION OF COUNSEL OF THE HOLDER TO SUCH EFFECT IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.

DATED AS OF JULY 28, 1999

                             BIG ENTERTAINMENT, INC.

                             (A FLORIDA CORPORATION)

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

                  FOR VALUE RECEIVED, BIG ENTERTAINMENT, INC., a Florida corporation (the "COMPANY"), hereby certifies that AOL Latin America, S.L., or its registered assigns (the "HOLDER") is entitled, subject to the provisions of this Warrant, to purchase from the Company One Hundred Thousand (100,000) fully paid and non-assessable shares of Common Stock (as defined below) at a price per share equal to $21.42 (the "EXERCISE Price").

                  The term "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company as constituted on July 28, 1999 (the `BASE DATE"). The number of shares of Common Stock purchasable upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time as set forth in this Warrant, are hereinafter referred to as the "WARRANT SHARES." The term "COMPANY" means and includes the corporation named above as well as (i) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with another corporation, or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification or the posting of bond, and upon


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surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

         The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

         1. EXERCISE OF WARRANT.

         1.1 EXERCISE GENERALLY. This Warrant may be exercised in whole or in part, at any time, or from time to time during the period commencing on the Launch Date and expiring 5:00 p.m., eastern time, on the tenth anniversary of the Launch Date (the "EXPIRATION DATE") (or, if such day is a day on which banking institutions in New York are authorized by law to close, then on the next succeeding day that shall not be such a day) by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with a copy of the Warrant Exercise Form marked as Annex A attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of Warrant Shares specified in such form and with any appropriate instruments of transfer duly executed by the Holder or its duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at the stock transfer agent's office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant. As used herein, "LAUNCH DATE" means the first date on which the Portuguese-language AOL Proprietary Service is operational and commercially available in Brazil.

         2. RESERVATION OF SHARES. The Company shall at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock from time to time receivable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

         3. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the fair market value of such fractional share of


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

Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant, as determined by the Board of Directors of the Company (which fair market value shall, in any event and for so long as the Common Stock is listed for trading on any national securities exchange or quoted for trading through any inter-dealer quotation system, be deemed to be the closing sales price of the Common Stock on the date notice of exercise of this Warrant is given to the Company as provided herein or, if such day is not a trading day, then such price on the last trading day preceding the date of such notice).

         4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with a copy of the Assignment Form marked as Annex B attached hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

         5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights as a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         6. ANTI-DILUTION PROVISIONS.

         6.1 ADJUSTMENT FOR RECAPITALIZATION. If the Company shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common stock to its stockholders, the number of Warrant Shares subject to this Warrant immediately prior to such subdivision shall be proportionately increased and the Exercise Price shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of Warrant Shares subject to this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased. Any such adjustments pursuant to this Section 6.1 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date of such adjustment based thereon shall be the record date therefor.

         6.2 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation, the securities of


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which are at the time receivable on the exercise of this Warrant) after the Base
Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in
Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

         6.3 NO DILUTION. The Company shall not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, while this Warrant is outstanding, the Company (a) shall not permit the par value, if any, of the shares of Common Stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise and (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

         6.4 NOTICES OF RECORD DATE, ETC. In case:

         (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

         (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company (other than a re-incorporation merger) with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

         (c) of any voluntary dissolution, liquidation or winding up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to the Holder of this Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii)


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the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

         7. TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant and any Warrant Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless registered under the Securities Act and any applicable state securities laws or pursuant to available exemptions from such registration, provided that the transferor delivers to the Company an opinion of its counsel satisfactory in form and substance to the Company confirming the availability of such exemption.

         8. LEGEND. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of this Warrant, all certificates representing the Warrant Shares shall bear on the face thereof substantially the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT AND REGISTERED UNDER ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE BASED ON AN OPINION OF COUNSEL OF THE HOLDER TO SUCH EFFECT IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER.

         9. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when telecopied, delivered personally or three days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice hereunder.

         10. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the substantive laws of the State of Florida without giving effect to principles or policies of conflicts of laws thereof. The Company and the Holder hereby submit to the jurisdiction of the federal and state


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courts located in Palm Beach County Florida and the Southern District of Florida
in connection with any dispute related to this Warrant or any transaction or any other matter contemplated hereby (to the extent legally permissible).

         11. CONVERSION. In lieu of exercising this Warrant or any portion hereof, at any time, the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Shares by executing and delivering to the Company at its principal office the written Notice of Conversion in the form attached hereto as ANNEX C, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Shares to be issued to Holder upon such conversion shall be computed using the following formula:

         X=(P)(Y)(A-B)/A

         where X = the number of shares of Common Stock to be issued to the Holder for the portion of the Warrant being converted.

                           P = the portion of the Warrant being converted
                               expressed as a decimal fraction.

                           Y = the total number of Warrant Shares
                               issuable upon exercise of the Warrant in full.

                           A = the fair market value of one Warrant
                               Share, which means the average closing sale price of one share of Common Stock during the five trading days immediately prior to the date the Notice of Conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, the fair market value of one share of Common Stock as determined in good faith by the Company's Board of Directors.

                           B = the Exercise Price on the date of conversion.

         Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the Warrant Shares issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Warrant Shares issuable upon such conversion. If the Warrant shall be converted for less than the total number of Warrant Shares then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the


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balance of the Warrant Shares purchasable hereunder upon the same terms and conditions set forth herein.

                          [SIGNATURE ON FOLLOWING PAGE]

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

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                  BIG ENTERTAINMENT, INC.

                                  By:/S/ W. ROBERT SHEARER
                                     -------------------------------------------
                                         W. Robert Shearer
                                         Senior Vice President

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
                                                                         ANNEX A

                              WARRANT EXERCISE FORM

                  THE UNDERSIGNED hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _______ shares of Common Stock of Big Entertainment, Inc., a Florida corporation, and hereby makes payment of $_________ in payment therefor.

                            By:_________________________________________________
                               Signature


                               _________________________________________________
                               Name


                               _________________________________________________
                               Title


                               _________________________________________________
                               Date

                       INSTRUCTIONS FOR ISSUANCE OF STOCK
         (if other than to the registered holder of the within Warrant)

Name____________________________________________________________________________
                  (Please typewrite or print in block letters)

Address_________________________________________________________________________

       _________________________________________________________________________

Social Security or
Taxpayer Identification Number__________________________________________________


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
                                                                         ANNEX B

                          ASSIGNMENT FORM

                  For value received, __________________________________________

hereby sells, assigns, and transfers unto

Name____________________________________________________________________________

The right to purchase Common Stock of Big Entertainment, inc., a Florida corporation, represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated: _________

                            By:_________________________________________________
                               Signature


                               _________________________________________________
                               Name


                               _________________________________________________
                               Title

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
                                                                         ANNEX C

                              NOTICE OF CONVERSION

         TO:      Big Entertainment, Inc.
                  2255 Glades Road, Suite 237W
                  Boca Raton, FL  33431

1. The undersigned hereby elects to acquire _______________ Warrant Shares of Big Entertainment, Inc. pursuant to the terms of the attached Warrant, by conversion of _________ percent (_____%) of the Warrant.

2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                            ____________________________________________________
                            (Name)


                            ____________________________________________________
                            (Address)


_________________________   ____________________________________________________
(Date)                      (Name of Warrant Holder)

                            By:_________________________________________________


                            Title:______________________________________________
                                  (Title and signature of authorized person)

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